UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2006

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(d) On May 17, 2006, Michael Cronin was appointed by the Board of Directors of Tweeter Home Entertainment Group, Inc. to the Audit Committee. Mr. Cronin has served on the registrant’s Audit Committee in the past, and is the managing partner of Weston Presidio, a prominent private equity firm.

Mr. Cronin has been a director of the registrant from 1991 to the present. Mr. Cronin serves as a Director of Tivoli Audio, LLC, a supplier to the registrant. Mr. Cronin also serves as a Director of Amscan Holdings, Inc., Nebraska Books, Inc., Tekniplex, Inc. and several privately held companies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

May 17, 2006	By:	/s/ Joseph McGuire

Name: Joseph McGuire
Title: President/Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	Press release dated May 17, 2006 announcing appointment of Michael Cronin to Audit Committee.